UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 30, 1998 (July 20, 1998)
                                                  ___________________________

                         Princeton National Bancorp, Inc.
_____________________________________________________________________________
              (Exact name of registrant as specified in its charter)


                                     Delaware
_____________________________________________________________________________
                  (State or other jurisdiction of incorporation)


          0-20050                                      36-3210283
__________________________________    _______________________________________
     (Commission File Number)                 (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                              61356
_____________________________________________________________________________
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code          (815) 875-4444
                                                  ___________________________







                       Exhibit Index is located on page 4.

ITEM 5.   OTHER EVENTS

     On July 20, 1998, the Registrant issued a press release relating to the implementation of a stock repurchase program whereby the Registrant may repurchase from time to time up to 5% of its outstanding shares of common stock in the open market or in private transactions over the next twelve months. For information regarding the stock repurchase program, reference is made to the press release dated July 20, 1998, which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits:

               Exhibit 99     July 20, 1998 Press Release

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRINCETON NATIONAL BANCORP, INC.
                                        (Registrant)


                              By:       Tony J. Sorcic
                                   __________________________________________
                                        President and
                                     Chief Executive Officer


Dated:  July 22, 1998

                                  EXHIBIT INDEX


NUMBER              DESCRIPTION

  99           July 20, 1998 Press Release